SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2007

NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey                           1-8359                                                         22-2376465
(State or other jurisdiction        (Commission            (IRS Employer
  of incorporation)                                                                                                   File Number)            Identification No.)

1415 Wyckoff Road                                                                                                                                                                             07719
Wall, New Jersey                                                                                                                                                                                 (Zip Code)
(Address of principal executive
Offices)

(732) 938-1480
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 1, 2007, the New Jersey Resources Corporation Employees’ Retirement Savings Plan (the “Plan”) engaged Lazar Levine and Felix LLP ("New Auditor") as its independent registered public accounting firm for the fiscal year ended December 31, 2006. Deloitte & Touche LLP (“Deloitte”) served as the Plan’s independent registered public accounting firm for the fiscal years ended December 31, 2005 and 2004. The decision to change the Plan's independent registered public accounting firm was approved by the Audit Committee of the Board of Directors (the “Audit Committee”) of New Jersey Resources Corporation (the "Company").

The change in independent registered public accounting firm described above pertains only to the financial statements of the Plan and does not affect Deloitte’s engagement as the independent registered public accounting firm of the Company.

The reports of Deloitte on the financial statements of the Plan for the fiscal years ended December 31, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2005 and 2004, and through May 1, 2007, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports on the Plan’s financial statements for such years.

During the fiscal years ended December 31, 2005 and 2004, and through May 1, 2007, there were no “reportable events” with respect to the Plan as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Plan provided a copy of the foregoing disclosures to Deloitte prior to the date of filing this report and requested Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such statements. A copy of the letter Deloitte furnished in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2005 and 2004 and through May 1, 2007, the Plan did not consult with New Auditor with respect to the Plan regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits
  (a) Financial statements of businesses acquired:  Not applicable.

  (b) Pro forma financial information: Not applicable.

  (c) Exhibits:

        Exhibit
        Number        Description

16.1            Letter from Deloitte & Touche LLP regarding change in certifying accountant.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NEW JERSEY RESOURCES CORPORATION

Date: May 7, 2007                                 By: ________________________
                Glenn C. Lockwood
                Senior Vice President and Chief
                Financial Officer

2

EXHIBIT INDEX

Exhibit
Number  Description

16.1                       Letter from Deloitte and Touch LLP regarding change in certifying accountant.